Exhibit (16)

Wasatch Funds, Inc.

Power of attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Samuel S. Stewart, Jr., Russell L. Biles and Melanie H. Zimdars, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement of the Wasatch Funds, Inc. on Form N-14 under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, relating to any series of Wasatch Funds, Inc., whether existing on the date hereof or created in the future, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of August, 2008.

Signature	Title

/s/ D. James Croft D. James Croft	Director

Wasatch Funds, Inc.

Power of attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Samuel S. Stewart, Jr., Russell L. Biles and Melanie H. Zimdars, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement of the Wasatch Funds, Inc. on Form N-14 under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, relating to any series of Wasatch Funds, Inc., whether existing on the date hereof or created in the future, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of August, 2008.

Signature	Title

/s/ James U. Jensen James U. Jensen	Director

Wasatch Funds, Inc.

Power of attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Samuel S. Stewart, Jr., Russell L. Biles and Melanie H. Zimdars, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with the powers of substitution and revocation, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement of the Wasatch Funds, Inc. on Form N-14 under the Securities Act of 1933, and any and all amendments (including post-effective amendments) thereto, relating to any series of Wasatch Funds, Inc., whether existing on the date hereof or created in the future, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of August, 2008.

Signature	Title

/s/ William Swinyard William Swinyard	Director